SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2018 AS SUPPLEMENTED OCTOBER 17, 2018

The date of this Supplement is December 11, 2018.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, and the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, as applicable:

1.                  On December 3, 2018, the Board of Trustees of the Mercer Funds approved the appointment of Wellington Management Company LLP and Veritas Asset Management LLP as subadvisors to the Mercer Global Low Volatility Equity Fund (the “Fund”). Effective December 10, 2018, MFG Asset Management was terminated as a subadvisor to the Fund. Upon the effectiveness of such subadvisor changes, the Class S Shares Prospectus and Class Y Shares Prospectus are amended as described below.

2.                  All references in the Prospectuses to MFG Asset Management are deleted.

3.                  The following information relating to each of Wellington Management Company LLP and Veritas Asset Management LLP as subadvisors to the Fund, is hereby added under the section titled “Fund Management - Subadvisors and Portfolio Managers” on page 36 of the Class S Shares Prospectus and page 38 of the Class Y Shares Prospectus:

Wellington Management Company LLP (“Wellington”)

•	Daniel J. Pozen, Senior Managing Director, Partner, and Equity Portfolio Manager, joined Wellington in 2006. Daniel J. Pozen began managing Wellington’s allocated portion of the Fund’s portfolio in December 2018.
•	Gabriel A. Kim, CFA, Managing Director and Equity Portfolio Manager, joined Wellington in 2007. Gabriel A. Kim, CFA, began managing Wellington’s allocated portion of the Fund’s portfolio in December 2018.

Veritas Asset Management LLP (“Veritas”)

•	Andy Headley, Fund Manager of the Veritas Global strategies of Veritas, joined Veritas as a portfolio manager in 2003. Andy Headley began managing Veritas’ allocated portion of the Fund’s portfolio in December 2018.
•	Charles Richardson, Co-Fund Manager of the Veritas Global strategies of Veritas and Founder Partner, joined as a portfolio manager in 2003. Charles Richardson began managing Veritas’ allocated portion of the Fund’s portfolio in December 2018.
1

4.       In the section titled “The Subadvisors,” beginning on page 75 of the Class S Shares Prospectus and page 79 of the Class Y Shares Prospectus the following paragraphs relating to Wellington and Veritas, as subadvisors to the Mercer Global Low Volatility Equity Fund, are hereby added:

Wellington Management Company LLP (“Wellington”), with principal offices located at 280 Congress Street, Boston, MA 02210, serves as a subadvisor to the Fund. Wellington is registered as an investment adviser under the Advisers Act. Wellington is a Delaware limited liability partnership owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The allocated portion of the Fund’s portfolio managed by Wellington is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of Wellington’s allocated portion of the Fund’s portfolio are Daniel J. Pozen and Gabriel A. Kim, CFA.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

The team tends to invest in businesses they believe will be more stable than the market perceives, with a focus on downside protection. Wellington chooses the investments for its allocated portion of the Fund using fundamental research designed to identify issuers with stable industry dynamics, low economic sensitivity, prudent capital allocation and stable cash flows. The investment process is aided by a targeted screening process as well as utilizing the firm’s broad investment platform consisting of global industry analysts and global portfolio teams to narrow the investment universe to companies that are consistent with the team’s investment strategy. The team can invest across the market capitalization spectrum, but tends to focus on smaller capitalization companies.

Veritas Asset Management LLP (“Veritas”), located at 90 Long Acre, London, WC2E 9RA, serves as a subadvisor to the Fund. Veritas is registered as an investment adviser under the Advisers Act. Veritas is currently organized as a limited liability partnership organized under the laws of England and Wales.

The portfolio managers who are responsible for the day-to-day management of Veritas’ allocated portion of the Fund’s portfolio are Andy Headley and Charles Richardson.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

2

Securities Selection

Veritas’ process aims to identify good, quality companies from around the globe. From a broad universe of investable companies, Veritas seeks to invest in 25-40 companies that are in excess of $3 billion in market capitalization. Veritas defines quality companies as those that generate significant free cash flow, have distinct structural drivers to ensure that cash will be generated in a sustainable way, offer barriers that prevent competitors impacting that cash sustainability, and management that deploys the cash in a predictable manner. Veritas analyses industry and company themes, leverages a network of industry contacts, and employs quantitative analysis to generate investment ideas. Once companies are identified for further analysis, Veritas will perform in-depth fundamental analysis on all investment candidates with the aim of understanding what competitive advantages a company possesses and how enduring those advantages are likely to be. Having identified companies with enduring competitive advantages and strong economics, Veritas will assess the companies’ valuations, seeking to buy stocks that will generate in the region of between 15% to 20% per annum total return over a five year period.

3